UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2002
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                   0-22278                    06-1377322
-----------------        ----------------------      ----------------------
(State or other          Commission File Number        (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  Not applicable.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                    (a) No financial statements of businesses acquired are required.

                    (b)  No pro forma financial information is required.

                    (c) Attached as an exhibit is the Company's news release announcing that its Board of Directors had authorized the repurchase of up to 5.0 million shares of the Company's outstanding common stock and that share repurchases would commence upon completion of the share repurchase authorized by the Board on February 19, 2002, subject to market conditions and the implementation of other corporate strategies.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  On November 13, 2002, the Company announced that its Board of Directors had authorized the repurchase of up to an additional
                  5.0 million shares of the Company's outstanding common stock. Share repurchases are to commence upon completion of the share repurchase authorized by the Board on February 19, 2002, subject to market conditions and the implementation of other corporate strategies.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     November 13, 2002                    NEW YORK COMMUNITY BANCORP, INC.
---------------------------
         Date

                                          /s/ Joseph R. Ficalora
                                          --------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------


99.1     Company news release dated November 13, 2002.









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